SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)    June 14, 2000


                             1st SOURCE CORPORATION
             (Exact name of  registrant as specified in its charter)

                                     INDIANA
                 (State or other jurisdiction of incorporation)

       0-6233                                         35-1068133
(Commission File Number)                            (I.R.S. Employer
                                                    Identification No.)


   100 North Michigan Street

   South Bend, Indiana                                   46601
(Address of principal executive offices)               (Zip Code)

                                (219) 235-2702
              (Registrant's telephone number, including area code)


                                 Not Applicable

         (Former name or former address if changed since last report.)

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Item 4.       Changes in Registrant's Certifying Accountant


(a) On June 2, 2000, 1st Source Corporation ("Registrant") filed Form 8-K reporting that in response to its conducting a request for proposals for a possible change in independent accountants, PricewaterhouseCoopers LLP had declined to stand for re-election as Registrant's independent accountant.




(b) On June 14, 2000, the Audit Committee of the Registrant's Board of Directors engaged the accounting firm of Ernst & Young LLP as independent accountants for fiscal year 2000.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    1st Source Corporation

                                                    ----------------------



DATE    06/16/00                       /s/ Christopher J. Murphy III
       ----------                     ----------------------------------------
                                          (Signature)
                                       Christopher J. Murphy III
                                       Chairman of the Board, President and CEO


DATE    06/16/00                       /s/ Larry E. Lentych
       ----------                     ----------------------------------------
                                          (Signature)
                                       Larry E. Lentych
                                       Treasurer and Chief Financial Officer

                                      3

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